SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20547


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

[ ]  Filed by the Registrant
[X]  Filed by a Party other than the Registrant


Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               UNISYS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            GREENWAY PARTNERS, L.P.
--------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement, if other
                              than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)           Amount Previously Paid: $

     2)           Form, Schedule or Registration Statement No.:

     3)           Filing Party:

     4)           Date Filed:

                            PROXY STATEMENT
                  IN OPPOSITION TO MANAGEMENT AND THE
                     CURRENT BOARD OF DIRECTORS OF
                           UNISYS CORPORATION
                         IN CONNECTION WITH THE
                     ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON
                             APRIL 24, 1997



            This Proxy Statement and the accompanying GREEN proxy card are being furnished to stockholders of Unisys Corporation ("Unisys" or the "Company") in connection with the solicitation by Greenway Partners, L.P. ("Greenway"), and the other participants described below under "Certain Information Concerning Greenway and the other Participants in the Solicitation", who collectively constitute the Company's largest stockholder, for use at the 1997 Annual Meeting of Stockholders of Unisys to be held on April 24, 1997 and at any adjournment(s) thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of nominees for director, ratify the selection of independent auditors and consider and vote upon two stockholder proposals.

            According to the Company's proxy statement with respect to the Annual Meeting, (i) the record date for the Annual Meeting is February 24, 1997,
(ii) only holders of record of Unisys Common Stock as of the close of business on the record date are entitled to vote at the meeting, (iii) on the record date, 174,849,472 shares of Unisys Common Stock were outstanding, and (iv) the presence, in person or by proxy, of a majority of those shares will constitute a quorum at the meeting.

            According to the Company's proxy statement with respect to the Annual Meeting, (i) each record holder of Unisys Common Stock as of the record date is entitled to cast one vote per share on each matter to be voted upon,
(ii) Directors will be elected by a plurality of the votes cast, (iii) each of the other matters scheduled to come before the Annual Meeting will be approved if it receives the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the matter, (iv) for purposes of determining whether a matter has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention has the same effect as a negative vote, and (v) broker non- votes will not be included in the vote totals and therefore will have no effect on the vote.

            PLEASE EXECUTE AND RETURN THE ENCLOSED GREEN PROXY CARD. IF YOU HAVE ALREADY MAILED THE WHITE PROXY CARD SUPPLIED TO YOU BY UNISYS MANAGEMENT, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. IF YOU PROPERLY SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY CARD,

AND DO NOT REVOKE IT, THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THE GREEN PROXY CARD IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF A PROPERLY EXECUTED GREEN PROXY CARD GIVES NO INSTRUCTIONS, THE PROXY HOLDERS WILL WITHHOLD THE VOTE OF THE SHARES REPRESENTED THEREBY WITH RESPECT TO THE ELECTION OF DIRECTORS, ABSTAIN WITH RESPECT TO THE RATIFICATION OF MANAGEMENT'S SELECTION OF INDEPENDENT AUDITORS, VOTE FOR THE ADOPTION OF EACH OF THE STOCKHOLDER PROPOSALS, AND VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

            IF YOUR SHARES OF UNISYS COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A PROXY WITH RESPECT TO YOUR COMMON STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THE GREEN PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES OF UNISYS COMMON STOCK.

            IF YOU HAVE ANY QUESTIONS ABOUT GIVING YOUR PROXY OR REQUIRE ASSISTANCE, PLEASE CONTACT GARLAND ASSOCIATES, INC. AT (212) 866-0095 OR GREENWAY AT (212) 350-5100.

            This Proxy Statement and the accompanying form of GREEN PROXY CARD are first being mailed on or about April __, 1997.


                          ELECTION OF DIRECTORS

            According to the Company's proxy statement with respect to the Annual Meeting, Unisys management has nominated Gail D. Fosler, Melvin R. Goodes, Edwin A. Huston and Robert McClements, the four Unisys directors whose terms of office expire in 1997, for reelection at the Annual Meeting. GREENWAY RECOMMENDS THAT STOCKHOLDERS WITHHOLD THE VOTE OF THEIR SHARES IN RESPECT OF ALL OF MANAGEMENT'S NOMINEES, AND THE NAMED PROXIES WILL WITHHOLD THE VOTES REPRESENTED BY SIGNED AND RETURNED GREEN PROXY CARDS, UNLESS STOCKHOLDERS OTHERWISE SPECIFY ON THEIR GREEN PROXY CARDS.


                        RATIFICATION OF SELECTION
                         OF INDEPENDENT AUDITORS

            According to the Company's proxy statement for the Annual Meeting, Unisys management has selected the firm of Ernst & Young LLP as the Company's independent auditor for fiscal 1997 and has recommended the ratification of such selection to the stockholders. GREENWAY RECOMMENDS THAT STOCKHOLDERS ABSTAIN FROM VOTING ON SUCH RATIFICATION, AND SHARES REPRESENTED BY SIGNED AND RETURNED GREEN PROXY CARDS

WILL SO ABSTAIN FROM VOTING ON SUCH RATIFICATION, UNLESS STOCKHOLDERS OTHERWISE SPECIFY ON THEIR GREEN PROXY CARDS.


                          STOCKHOLDER PROPOSAL
                         (Central Pension Fund)

            According to the Company's proxy statement with respect to the Annual Meeting, the Central Pension Fund of the International Union of Operating Engineers and Participating Employers, 4115 Chesapeake Street, N.W., Washington, D.C. 20016-4665, beneficial owner of 32,430 shares of Unisys Common Stock, has proposed the adoption of the following resolution:

            BE IT RESOLVED: That the stockholders of Unisys Corporation (or "Company") urge that the Board of Directors take the necessary steps, in compliance with Delaware state law, to declassify the Board of Directors for the purpose of director elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected.

            GREENWAY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE FOREGOING STOCKHOLDER PROPOSAL, AND SIGNED AND DELIVERED GREEN PROXY CARDS WILL BE SO VOTED, UNLESS STOCKHOLDERS OTHERWISE SPECIFY ON THEIR GREEN PROXY CARDS.


                          STOCKHOLDER PROPOSAL
                               (Greenway)

            Greenway Partners, L.P., 277 Park Avenue, New York, New York 10172, beneficial owner of 2,550,000 shares of Unisys Common Stock, has proposed the adoption of the following resolution:

            RESOLVED, that the shareholders hereby recommend that the Board of Directors authorize a transaction pursuant to which Unisys information services group and customer services group be separated from its traditional computer hardware and software businesses through either a sale of the hardware/software businesses or a spin-off transaction.

            GREENWAY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE FOREGOING STOCKHOLDER PROPOSAL, AND SIGNED AND DELIVERED GREEN PROXY CARDS WILL BE SO VOTED, UNLESS STOCKHOLDERS OTHERWISE SPECIFY ON THEIR GREEN PROXY CARDS.

                 CERTAIN INFORMATION CONCERNING GREENWAY
             AND THE OTHER PARTICIPANTS IN THE SOLICITATION

            Information concerning Greenway, Alfred D. Kingsley and Gary K. Duberstein, who are each "participants in the solicitation" as defined in the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and their affiliates and associates, is set forth on Appendix A hereto. See the Company's proxy statement for information regarding Unisys Common Stock held by the Company's principal stockholders and its management.

            Greenway, Alfred D. Kingsley and Gary K. Duberstein, and each of their affiliates and associates, intend to vote their shares of Unisys Common Stock in accordance with the recommendations of Greenway set forth herein.

                      PROXY SOLICITATION; EXPENSES

            Proxies may be solicited by Greenway, partners and employees of Greenway, and by the other Participants by mail, telephone, telecopier, the Internet and personal solicitation. Regular employees of Greenway and its affiliates may be used to solicit proxies and, if used, will not receive additional compensation for such efforts. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the solicitation material of Greenway to their customers for whom they hold shares, and Greenway will reimburse them for their reasonable out-of-pocket expenses.

            Greenway has retained Garland Associates, Inc. to assist in the solicitation of proxies. Greenway has agreed to pay Garland Associates a fee of $5,000, and to reimburse it for its reasonable out-of-pocket expenses. Approximately five people will be used by Garland Associates in its solicitation efforts.

            The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials, and the cost of soliciting proxies for the proposals endorsed by Greenway, will be borne by Greenway. Greenway estimates that its total expenditures relating to the solicitation will be approximately $35,000 (including professional fees and expenses, but excluding any costs represented by salaries and wages of regular employees of Greenway and its affiliates). The total expenditures to date have been approximately $2,500, paid by Greenway. Greenway does not intend to seek reimbursement from Unisys for Greenway's expenses.


                              OTHER MATTERS

            At the date of this Proxy Statement, Greenway knows of no matter other than the matters described herein that will be presented for consideration at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the shares represented by GREEN PROXY CARDS that are signed and returned by stockholders will, unless stockholders otherwise specify, be voted thereon in the discretion of the persons voting such shares.


Dated:  April __, 1997

                                           Sincerely,

                                           Your Fellow Stockholders

                                           Greenway Partners, L.P.

                                           Alfred D. Kingsley

                                           Gary K. Duberstein

                               APPENDIX A


      Information is being given herein for Greenway Partners, L.P. ("Greenway"), Alfred D. Kingsley and Gary K. Duberstein, who are each a "participant in a solicitation" as defined under the proxy rules, and for Greentree Partners, L.P. ("Greentree"), Greenhouse Partners, L.P. ("Greenhouse"), Greenhut, L.L.C. ("Greenhut"), Greenbelt Corp. ("Greenbelt"), Greensea Offshore, L.P. ("Greensea"), Greenhut Overseas, L.L.C. ("Greenhut Overseas"), which are each "associates" (as defined under the proxy rules) of Messrs. Kingsley and Duberstein (collectively, the "Reporting Persons"). Each of Greenway, Greentree and Greenhouse is a Delaware limited partnership. Each of Greenhut and Greenhut Overseas is a Delaware limited liability company. Greenbelt is a Delaware corporation. Greensea is an exempted limited partnership formed under the laws of the Cayman Islands. The principal business of Greenway, Greentree and Greensea is investing in securities. The principal business of Greenhouse is being the general partner of Greenway. The principal business of Greenhut is being the general partner of Greentree. The principal business of Greenhut Overseas is being the investment general partner of Greensea. The principal business of Greenbelt is managing a small number of accounts containing securities for which Greenbelt has voting and dispositive power, and, consequently, is the beneficial owner. The present principal occupation of each of Messrs. Kingsley and Duberstein is serving as the general partners of Greenhouse and members of both Greenhut and Greenhut Overseas. In addition, Mr. Kingsley is senior managing director, and Mr. Duberstein is managing director, of both Greenway and Greentree. Also, Mr. Kingsley is president, and Mr. Duberstein is vice president, secretary and treasurer of Greenbelt. The business address of each of the Reporting Persons (other than Greensea) is 277 Park Avenue, 27th Floor, New York, New York 10172. The business address of Greensea is P.O. Box 1561, Mary Street, Grand Cayman, Cayman Island, British West Indies.


      The Reporting Persons may be deemed to have direct beneficial ownership of Unisys Common Stock ("Shares") as follows:

                                                       APPROXIMATE MARGIN
           NAME                NUMBER OF SHARES           INDEBTEDNESS
------------------------    ---------------------   ----------------------

Greenway                               2,550,000                $4,200,000

Greentree                                901,000                 3,000,000

Greenbelt                              2,880,000                 5,400,000

Greensea                               1,650,000                 4,700,000

Alfred D. Kingsley                       74,0001                   160,000

Gary K. Duberstein                         6,5002                   10,000

-----------------------------

1 Includes 20,000 Shares owned in a Greenbelt profit sharing plan. 2 Includes 3,000 Shares owned in a Greenbelt profit sharing plan.


      The Shares were purchased in accounts which hold other securities and may have been subject to ordinary course margin indebtedness from time-to-time. The approximate amount of margin indebtedness attributable to the Shares as of April 3, 1997 is estimated in the table above.

      Greenhouse, as the general partner of Greenway, may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) Shares which Greenway may be deemed to possess direct beneficial ownership. Each of Messrs. Kingsley and Duberstein, as general partners of Greenhouse, may be deemed to beneficially own Shares which Greenhouse may be deemed to beneficially own. Each of Messrs. Kingsley and Duberstein disclaim beneficial ownership of such Shares for all other purposes.

      Greenhut, as the general partner of Greentree, may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) Shares which Greentree may be deemed to possess direct beneficial ownership. Each of Messrs. Kingsley and Duberstein, as members of Greenhut, may be deemed to beneficially own Shares which Greenhut may be deemed to beneficially own. Each of Messrs. Kingsley and Duberstein disclaim beneficial ownership of such Shares for all other purposes.

      Greenbelt Overseas, as the investment general partner of Greensea, may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) Shares which Greensea may be deemed to possess direct beneficial ownership. Each of Messrs. Kingsley and Duberstein, as members of Greenhut Overseas, may be deemed to beneficially own Shares which Greenhut Overseas may be deemed to beneficially own. Each of Messrs. Kingsley and Duberstein disclaim beneficial ownership of such Shares for all other purposes.

      Greenbelt has direct beneficial ownership of the Shares in the accounts which it manages. Each of Messrs. Kingsley and Duberstein, as executive officers and directors of Greenbelt, may be deemed to beneficially own Shares which Greenbelt beneficially owns. Each of Messrs. Kingsley and Duberstein disclaim beneficial ownership of such Shares for all other purposes.

      In addition, Mr. Kingsley has direct beneficial ownership of $500,000 principal amount of Unisys 8 1/4% convertible subordinated notes due 2000 which are presently convertible into 48,840 Shares, $500,000 principal amount of Unisys 8 1/4% convertible subordinated notes due 2006 which are presently convertible into 72,727 Shares, 122,000 Shares of Unisys Series A Cumulative Convertible Preferred Stock presently convertible into 203,740 Shares. The approximate margin indebtedness of Mr. Kingsley distributable to the foregoing securities as of April 3, 1997 was approximately $2,450,000.

      To the best of the knowledge of the Reporting Persons, they have not been within the past year a party to any contract, arrangements or understanding with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies, except as follows: The respective partnership agreements of Greenway and Greentree each contains provisions whereby its general partner (i.e., Greenhouse in the case of Greenway and Greenhut in the case of Greentree) will receive annually a certain percentage of realized and unrealized profits, if any, derived from the partnership's investments. The agreements governing Greensea provide that Greenhut Overseas, as investment general partner, will receive annually a certain percentage of realized and unrealized profits, if any, derived from Greensea's investments. Greenbelt also receives annually a certain percentage of realized and unrealized profits, if any, resulting from the investments in each of its managed accounts.

      The Reporting Persons do not own any securities of Unisys of record but not beneficially.

      The Reporting Persons do not have any arrangement or understanding with any person with respect to any future transactions to which Unisys or any of its affiliates may be a party.

                               APPENDIX B


      The Reporting Persons had the following transactions in securities of Unisys within the past two years.

GREENWAY:

               ---------------------------------------
                                      SHARES PURCHASED
                DATE                     OR (SOLD)
               ---------------------------------------
               4/6/95                     50,000
               ---------------------------------------
               4/20/95                    55,800
               ---------------------------------------
               6/1/95                     46,200
               ---------------------------------------
               7/6/95                     40,000
               ---------------------------------------
               7/20/95                    63,800
               ---------------------------------------
               7/21/95                    50,000
               ---------------------------------------
               7/24/95                   100,000
               ---------------------------------------
               8/1/95                        400
               ---------------------------------------
               8/2/95                      1,200
               ---------------------------------------
               8/3/95                      4,400
               ---------------------------------------
               8/15/95                    50,000
               ---------------------------------------
               8/16/95                    44,000
               ---------------------------------------
               8/22/95                     5,700
               ---------------------------------------
               8/25/95                    34,300
               ---------------------------------------
               8/30/95                   100,000
               ---------------------------------------
               9/18/95                     5,000
               ---------------------------------------
               9/19/95                     5,000
               ---------------------------------------
               9/29/95                   100,000
               ---------------------------------------
               10/20/95                   15,000
               ---------------------------------------
               10/23/95                   25,400
               ---------------------------------------
               10/24/95                    9,000
               ---------------------------------------
               10/25/95                   51,900
               ---------------------------------------
               10/26/95                   27,600
               ---------------------------------------
               10/31/95                   33,700
               ---------------------------------------
               12/12/95                  100,400
               ---------------------------------------
               12/14/95                   24,800
               ---------------------------------------
               12/28/95                   30,000
               ---------------------------------------
               12/29/95                    3,900
               ---------------------------------------
               2/12/96                   453,900
               ---------------------------------------
               2/13/96                   100,000

               ---------------------------------------
                                      SHARES PURCHASED
                DATE                     OR (SOLD)
               ---------------------------------------
               2/14/96                   100,000
               ---------------------------------------
               3/21/96                    50,000
               ---------------------------------------
               3/20/96                    74,400
               ---------------------------------------


GREENTREE:

               ---------------------------------------
                                 SHARES PURCHASED
                   DATE             OR (SOLD)
               ---------------------------------------
               4/6/95                    100,000
               ---------------------------------------
               4/20/95                    50,000
               ---------------------------------------
               6/2/95                     50,200
               ---------------------------------------
               7/20/95                    40,600
               ---------------------------------------
               7/21/95                    19,200
               ---------------------------------------
               7/24/95                    90,000
               ---------------------------------------
               9/29/95                   100,000
               ---------------------------------------
               10/23/95                   10,000
               ---------------------------------------
               10/25/95                   50,000
               ---------------------------------------
               10/26/95                   25,000
               ---------------------------------------
               10/30/95                   45,000
               ---------------------------------------
               10/31/95                   50,000
               ---------------------------------------
               12/19/95                (250,000)
               ---------------------------------------
               3/20/96                    73,400
               ---------------------------------------
               3/22/96                    47,600
               ---------------------------------------


GREENSEA:

               ---------------------------------------
                                 SHARES PURCHASED
                   DATE             OR (SOLD)
               ---------------------------------------
               5/23/95                    14,000
               ---------------------------------------
               6/1/95                    136,000
               ---------------------------------------
               6/30/96                    25,000
               ---------------------------------------
               7/5/95                     46,900
               ---------------------------------------
               7/6/95                     50,000
               ---------------------------------------
               7/11/95                    50,000
               ---------------------------------------
               7/20/95                    38,100
               ---------------------------------------
               7/21/95                    16,800

               ---------------------------------------
                                 SHARES PURCHASED
                   DATE             OR (SOLD)
               ---------------------------------------
               7/24/95                    62,900
               ---------------------------------------
               7/26/95                    44,000
               ---------------------------------------
               7/31/95                    40,000
               ---------------------------------------
               8/1/95                     34,300
               ---------------------------------------
               8/8/95                     42,000
               ---------------------------------------
               8/16/95                    56,000
               ---------------------------------------
               8/25/95                    34,000
               ---------------------------------------
               9/29/95                   110,000
               ---------------------------------------
               10/25/95                   50,000
               ---------------------------------------
               10/26/95                   45,200
               ---------------------------------------
               10/31/95                   54,800
               ---------------------------------------
               12/12/95                   50,000
               ---------------------------------------
               2/12/96                   130,000
               ---------------------------------------
               2/13/96                   100,000
               ---------------------------------------
               2/29/96                    17,800
               ---------------------------------------
               3/20/96                    52,200
               ---------------------------------------
               3/21/96                    50,000
               ---------------------------------------
               7/17/96                   200,000
               ---------------------------------------
               8/12/96                   100,000
               ---------------------------------------

GREENBELT:

               ---------------------------------------
                                 SHARES PURCHASED
                   DATE             OR (SOLD)
               ---------------------------------------
               4/6/95                     72,000
               ---------------------------------------
               4/20/95                   119,200
               ---------------------------------------
               6/1/95                     60,000
               ---------------------------------------
               6/2/95                     18,800
               ---------------------------------------
               6/9/95                     25,000
               ---------------------------------------
               6/13/95                    79,000
               ---------------------------------------
               6/30/95                    50,000
               ---------------------------------------
               7/5/95                     21,000
               ---------------------------------------
               7/6/95                    130,000
               ---------------------------------------
               7/11/95                    50,000
               ---------------------------------------
               7/20/95                   134,000
               ---------------------------------------
               7/21/95                    81,000

               ---------------------------------------
                                 SHARES PURCHASED
                   DATE             OR (SOLD)
               ---------------------------------------
               7/24/95                   150,000
               ---------------------------------------
               8/25/95                    33,300
               ---------------------------------------
               9/29/95                   170,000
               ---------------------------------------
               10/12/95                   50,000
               ---------------------------------------
               10/24/95                   66,700
               ---------------------------------------
               10/25/95                  149,900
               ---------------------------------------
               10/31/95                   30,100
               ---------------------------------------
               12/19/95                  250,000
               ---------------------------------------
               2/12/96                   350,000
               ---------------------------------------
               2/13/96                   100,000
               ---------------------------------------
               3/20/96                   100,000
               ---------------------------------------
               3/22/96                   250,000
               ---------------------------------------
               7/17/96                 (200,000)
               ---------------------------------------
               8/12/96                 (100,000)
               ---------------------------------------
               1/23/97                 (200,000)
               ---------------------------------------
               1/29/97                  (50,000)
               ---------------------------------------



      Mr. Kingsley purchased 50,000 Shares on January 29, 1997, 20,000 Shares in his Greenbelt Profit Sharing Plan on April 13, 1995, and $500,000 principal amount of Unisys 8-1/4% convertible subordinated notes due 2006 on March 4, 1996.

      Mr. Duberstein purchased 3,000 Shares in his Greenbelt Profit Sharing Plan on April 13, 1995.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                 OF UNISYS CORPORATION TO BE HELD APRIL 24, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF GREENWAY PARTNERS, L.P.


THE UNDERSIGNED HEREBY APPOINTS ALFRED D. KINGSLEY AND GARY K. DUBERSTEIN, AND EACH OF THEM, PROXIES, WITH POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS OF UNISYS CORPORATION, AND AT ANY ADJOURNMENT THEREOF, AS DIRECTED ON THE REVERSE SIDE HEREOF WITH RESPECT TO THE ITEMS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



  PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY/VOTING INSTRUCTION CARD IN THE
                               ENCLOSED ENVELOPE
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

    PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY.

====================================================================================================================================
GREENWAY PARTNERS, L.P.                                                                        GREENWAY PARTNERS, L.P.
RECOMMENDS THAT STOCKHOLDERS                                                                   RECOMMENDS A VOTE FOR ITEM 3.
WITHHOLD VOTES FROM ALL
NOMINEES WITH RESPECT TO ITEM
1.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors--                  WITHHELD    FOR                   3. Stockholder Proposal        FOR    AGAINST  ABSTAIN
   Nominees:  Gail D. Fosler,    FOR all    from all    except nominee(s)        (Board declassification)    [ ]    [ ]      [ ]
   Melvin R. Goodes, Edwin A.                           listed below:
   Huston, Robert McClements,    [ ]        [ ]         [ ] _____________
   Jr.

------------------------------------------------------------------------------------------------------------------------------------
   GREENWAY PARTNERS, L.P.                                                    GREENWAY PARTNERS, L.P.
   RECOMMENDS THAT                                                            RECOMMENDS A VOTE FOR ITEM 4.
   STOCKHOLDERS ABSTAIN WITH
   RESPECT TO ITEM 2.
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2. Ratification of Selection     FOR        AGAINST     ABSTAIN               4. Stockholder Proposal        FOR    AGAINST  ABSTAIN
   of Independent Auditors                                                       (split-up of the Company)   [ ]    [ ]      [ ]
                                 [ ]        [ ]         [ ]
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                                                                                                          Date_____________, 1997
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

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THIS PROXY WILL BE VOTED IN             ________________    ____________________
ACCORDANCE WITH SPECIFICATIONS          Signature           Signature
MADE.  IF NO CHOICES ARE INDICATED,
THIS PROXY WILL BE VOTED "WITHHELD"     NOTE: Please sign exactly as name
FROM ALL NOMINEES WITH RESPECT TO       appears hereon.  For joint accounts
ITEM 1, "ABSTAIN" WITH RESPECT TO       both owners should sign.  When signing
ITEM 2 and FOR ITEMS 3 AND 4.           as executor, administrator, attorney,
                                        trustee, guardian, corporate officer,
                                        etc., please give your full title.